UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 3, 2014
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA	82605
(Address of principal executive offices)	(Zip Code)

604-689-1659
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits.

Exhibit No.        Description
4.1                      Warrant Indenture, dated September 6, 2013*
5.1                      Form of Dorsey & Whitney LLP Opinion**
23.1                    Consent of Dorsey & Whitney LLP Opinion***

* The foregoing exhibit was previously filed by the Registrant on its Current Report on Form 8-K filed with the SEC on September 6, 2013 and is incorporated herein by reference.  Such exhibit is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No 333-196686), filed with the SEC on June 12, 2014, as amended July 8, 2014, as amended July 10, 2014 and declared effective on July 14, 2014, pursuant to the United States Securities Act of 1933, as amended.

** The foregoing exhibit was previously filed by the Registrant on its Current Report on Form 8-K filed with the SEC on August 27, 2013 and is incorporated herein by reference.  Such exhibit is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No 333-196686), filed with the SEC on June 12, 2014, as amended July 8, 2014, as amended July 10, 2014 and declared effective on July 14, 2014, pursuant to the United States Securities Act of 1933, as amended.

***Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: October 3, 2014	By:	/s/ “Benjamin Leboe”

Benjamin Leboe
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description
4.1         Warrant Indenture, dated September 6, 2013*
5.1         Form of Dorsey & Whitney LLP Opinion**
23.1       Consent of Dorsey & Whitney LLP Opinion***

* The foregoing exhibit was previously filed by the Registrant on its Current Report on Form 8-K filed with the SEC on September 6, 2013 and is incorporated herein by reference.  Such exhibit is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No 333-196686), filed with the SEC on June 12, 2014, as amended July 8, 2014, as amended July 10, 2014 and declared effective on July 14, 2014, pursuant to the United States Securities Act of 1933, as amended.

** The foregoing exhibit was previously filed by the Registrant on its Current Report on Form 8-K filed with the SEC on August 27, 2013 and is incorporated herein by reference.  Such exhibit is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No 333-196686), filed with the SEC on June 12, 2014, as amended July 8, 2014, as amended July 10, 2014 and declared effective on July 14, 2014, pursuant to the United States Securities Act of 1933, as amended.

***Filed herewith